[front cover]

                                K E Y S T O N E

                           [photo of different coins]

                                 PRECIOUS METALS
                                 HOLDINGS, INC.

                                [Keystone logo]

                                SEMIANNUAL REPORT
                                AUGUST 31, 1996

Keystone Precious Metals Holdings, Inc.

Seeks long-term capital appreciation and protection of purchasing power by investing in gold-oriented or other precious metal and minerals companies.

Dear Shareholder:

We are writing to report to you on the performance of Keystone Precious Metals Holdings, Inc. for the six-month period which ended August 31, 1996. Following our letter to you we have included a discussion with your Fund's manager and complete financial information.

Performance

Your Fund produced a total return of -3.57% for the six-month period which ended August 31, 1996. The Financial Times Gold Mines Index, an index of gold stocks, returned -13.19% for the same six-month period. For the twelve-month period, your Fund returned 7.67% and the index returned 3.0%.

  We believe your Fund's six-month performance was satisfactory during a period of significant price declines for gold stocks. We think your Fund's strategy of investing in established gold mining companies with expanding reserves and solid financials helped to limit price declines during this difficult period.

Market overview

Gold bullion prices declined, despite concerns about higher inflation rates in the U.S. during the six-month period. The prices of gold and gold mining stocks have historically responded favorably to political or financial instability, and the threat of inflation. However, gold investors interpreted the environment as uneventful. As your Fund's fiscal year began on February 29, 1996, gold bullion prices had been declining from a peak of $417 an ounce reached at the beginning of February. Prices remained in the $390 to $400 range through the end of May, and then found support at the $380 level in June. Gold prices rebounded somewhat during the summer, but not enough to rekindle investor interest. Gold started the period at $400.75 per ounce on February 29, 1996 and closed the period at $386.50 on August 31, 1996.(1)

  Gold stocks responded slowly to the decline in gold prices, trending up for the first three months of the period until it became clear that bullion prices were no longer rising. Gold stocks declined in June and July, then picked up again in August, buoyed by modest increases in the price of gold.

A conservative investment strategy

Your Fund employs a consistent, conservative management style. We focus on well established gold mining companies with good track records and proven operating reputations. We also prefer companies with growing reserves and strong exploration programs to ensure future growth. We believe companies with these characteristics are likely to be more resilient under difficult market conditions, and offer good appreciation potential in favorable market environments.

Maintaining a long-term view

With its characteristic volatility and quick short-term moves, gold attracts its share of speculative investors. However, we take a long-term approach to managing your Fund. Long-term investing in gold-related securities can add diversification to your portfolio, help offset market fluctuations, and provide a hedge against inflation and currency uncertainties.

                                --continued--

(1)Source: Bloomberg

Keystone Precious Metals Holdings, Inc.

Our outlook

While the market for gold has been relatively quiet in recent months, worldwide demand for mined gold continues to outpace supply. We believe that this basic dynamic should support higher gold stock prices over the long term. We continue to believe that precious metals funds remain an important component of a properly diversified investment strategy, and the best way to take advantage of the unpredictable nature of these markets is to remain invested in high quality gold stocks.

We are pleased to inform you that Keystone has agreed to be acquired by First Union Corporation. The acquisition is subject to a number of conditions, including approvals of investment advisory agreements with Keystone by fund shareholders. First Union is a financial services firm based in Charlotte, North Carolina. It is the nation's sixth largest bank holding company with assets of approximately $140 billion. First Union, through its wholly-owned subsidiary Evergreen Asset Management Corp., manages more than $16 billion in 36 mutual funds. Keystone will remain a separate entity after its acquisition and will continue to provide investment advisory and management services to the Fund. We believe First Union's acquisition of Keystone should strengthen the investment management services we provide to you.

We appreciate your continued support of Keystone Precious Metals Holdings, Inc., and encourage you to write to us with any questions or comments about your Keystone investment.

Sincerely,

/s/ Albert H. Elfner, III              [PHOTO]                    [PHOTO]
Albert H. Elfner, III                 [CAPTION:                 [CAPTION:
Chairman and President          Albert H. Elfner, III]      George S. Bissell]
Keystone Investments, Inc.

/s/George S. Bissell
George S. Bissell
Chairman of the Board
Keystone Funds

October 1996

[DALBAR LOGO] Dalbar Key Honors
              Honoring Commitment to Excellence
              Keystone was recently recognized by Dalbar, an independent mutual fund rating organization, for demonstrating a commitment to serving the needs of customers. The award is intended to distinguish companies who are committed to investors and have a proven ability to provide good service.

                              A Discussion With
                              Your Fund Manager

                        [PHOTO OF JOHN C. MADDEN, JR.]

                                  [CAPTION]
         John C. Madden, Jr. is a vice president and senior portfolio manager of Keystone Precious Metals Holdings, Inc. and
         Keystone Global Resources and Development Fund. A Chartered
                 Financial Analyst, Mr. Madden has more than
        30 years of experience in investment research and management, specializing in precious metals, natural resources and
                 energy. He holds a BA from Yale University.

Q   What is your strategy for managing the Fund?

A The Fund's objective is to seek long-term capital appreciation and protection of purchasing power by investing in gold-oriented or other precious metal and minerals companies. As a sector fund, it is prone to greater price fluctuation than more diversified investments, but we rely on a conservative strategy to reduce the level of volatility. We focus on companies with proven, growing reserves and expanding production that may have a greater ability to maintain their value during periods of lower gold prices. We believe this approach offers Fund investors the advantages of ongoing exposure to the potential of gold stocks, but with reduced downside risk.

Q   What factors contributed to the declining price of gold during the period?

A Gold's brief rise above $400 in February provided investors, dealers and speculators with a good opportunity to take profits, but as speculator interest dropped off, price levels drifted down, bottoming at about $380 in June. Forward selling by producers and central bank sales, including Belgium, contributed to lower prices as did positive world economic conditions.

Q   How did the Fund perform during the period?

A Strong economic conditions in the U.S., including low inflation and the continuing bull market for U.S. stocks during most of the year, reduced investor demand for gold stocks. The gold-related stocks in which your Fund invests generally experienced a delayed reaction to changes in the price of gold. They remained high during May, even as gold bullion prices were declining. But once it became clear that the price of gold had settled lower, gold stocks followed suit. We believe part of the reason for the lag was because gold stock investors tend to have a longer term perspective than gold speculators and were less likely to sell or take profits before a trend had become established. The chart on page 4 shows the price of gold bullion over the last five years.

Fund Profile
Objective: Seeks long-term capital appreciation and protection of purchasing power by investing in gold-oriented or other precious metal and minerals companies.
Commencement of investment operations: June 5, 1972
Stocks: 50
Net assets: $198 million
Newspaper listing: "PrecMtl"

Keystone Precious Metals Holdings, Inc.

Gold Spot Closing Prices
(Month-end price per ounce in U.S. dollars)

August 31, 1992 through August 31, 1996

[typeset representation of line chart]

Aug 1992    Aug 93     Aug 94     Aug 95     Aug 96
 340.5      370.05     383.3      382.6      386.5
 348.35     357.4      395.35     383.75
 338.8      369.1      388.4      382.55
 334.05     376.3      384.55     383.5
 322.9      390.65     382.5      386.7
 330.75     378.15     380        407.4
 328.75     377.6      379.6      397.75
 332.7      389.7      386.55     396.7
 353.45     376.45     389.5      393.1
 381        383.4      385.8      390.55
 374.6      390.7      387.05     381.3
 403.7      384.05     383.2      384.9

[end line chart]

Past performance of the index and gold is not indicative of our fund's return.
Source: Factset

Q   How were supply and demand during the period?

A The supply-demand dynamic continued to be positive during the six-month period, despite the relatively low inflation environment in the U.S. and other industrialized countries. For several years, worldwide jewelry demand has substantially exceeded the annual mined production of gold. The gap has been filled by several sources, notably scrap supply, sales from central banks, and forward sales by producers. This has kept supply and demand in balance and contributed to a stable gold price. When central bank sales taper off, we expect supply to tighten. Demand from jewelry fabricators remains strong. Long-term, we believe this should provide a favorable environment for gold stocks.

Q   Please comment on some of the Fund's key holdings.

A During the period we expanded our holdings in North America and South Africa and reduced our exposure in Australia. Among our larger holdings is the South African company Target Exploration. The Target mine is being developed by Anglovaal, one of the mining houses in South Africa. The mine should be operational in three years producing over 500,000 ounces per year. More importantly, Anglovaal is restructuring, and the gold assets will be concentrated in one subsidiary for which Target will be the listed vehicle. Therefore, under the new structure Target will provide further exploration exposure to other nearby properties as well as to the cash generated by existing mines. Another holding, Middle Witswatersrand, should also benefit from this same restructuring.

This investment theme--the importance of expanding output and exploration potential--is present in many of the Fund's holdings. In Australia, for example, one of our more successful investments has been in a company called Sons of Gwalia. This company produced about 100,000 ounces of gold in 1993-94, but through acquisition and development, production should increase to over 600,000 ounces annually by the year 2000. This would make Sons of Gwalia one of the five largest producers in Australia, and we believe the stock price should eventually reflect this increase in production.

Asset Allocation
as of August 31, 1996

[typeset representation of pie chart]

North America            56%
South Africa             23%
Australia                21%

[end pie chart]

(as a percentage of portfolio assets)

Top 10 Holdings
as of August 31, 1996                       Percentage of
Stock (Country)                                net assets
----------------------------------------------------------
Euro Nevada Mining (Canada)                    5.2
----------------------------------------------------------
Randgold + Exploration (South Africa)          4.9
----------------------------------------------------------
Newmont Gold (United States)                   4.7
----------------------------------------------------------
Newmont Mining (United States)                 4.2
----------------------------------------------------------
Franco Nevada Mining (Canada)                  4.0
----------------------------------------------------------
Pioneer Group (United States)                  3.6
----------------------------------------------------------
Getchell Gold (United States)                  3.6
----------------------------------------------------------
Acacia Resources (Australia)                   3.3
----------------------------------------------------------
Barrick Gold (Canada)                          3.1
----------------------------------------------------------
North Flinders Mines (Australia)               3.0
----------------------------------------------------------

Q   What is your outlook for the gold market?

A The fundamentals remain positive--demand by jewelry fabricators continues to outpace mined production. Most recently, relatively strong economic conditions in the U.S. have created concern about higher inflation and interest rates, which could bring gold back into favor with investors. We believe the companies in your Fund's portfolio are well positioned to benefit from even small increases in the price of gold over the coming year.

Gold Stocks outperformed both inflation and the price of gold over ten years

                   10-year total returns 8/31/86 to 8/31/96

[typeset representation of bar chart]

 Lipper Gold-
Oriented Funds     CPI       Gold
  136.71%         43.39%    15.22%

Does not represent performance of the Fund.

Sources: The Lipper Gold-Oriented Funds Average represents the average cumulative total return of gold-oriented mutual funds according to Lipper Analytical Services, Inc. The Consumer Price Index (CPI) is the measure of the change in consumer prices as calculated by the U.S. Bureau of Labor Statistics. The total return for gold represents the change in the spot price of gold according to Bloomberg. Calculations assume reinvestment of distributions. Sales charges are not included. Investors cannot invest directly in averages or indexes.

                                   [diamond]
                       This column is intended to answer
               questions about your Fund. If you have a question
                   you would like answered, please write to:
                   Keystone Investment Distributors Company,
                 Attn: Shareholder Communications, 22nd floor,
             200 Berkeley Street, Boston, Massachusetts 02116-5034.

Keystone Precious Metals Holdings, Inc.

Your Fund's Performance

Growth of an investment in
Keystone Precious Metals Holdings, Inc.

In Thousands

         Initial     Reinvested
        Investment  Distributions
8/86       10000      10000
           21353      21833
8/88       13798      15153
           14116      15806
8/90       13366      15206
           11752      13479
8/92       12274      14183
           18321      21244
8/94       20399      23699
           19234      22412
8/96       20709      24131

Six-Month Performance as of August 31, 1996

Total return*              -3.57%
Net asset value 2/28/96   $26.35
8/31/96                   $25.41
Dividends                   None
Capital gains               None

* Before deducting contingent deferred sales charge (CDSC).

Historical Record as of August 31, 1996

                                If you    If you did
Cumulative total return       redeemed    not redeem
1-year                           4.67%        7.67%
5-year                          79.03%       79.03%
10-year                        141.31%      141.31%
Average annual total return
1-year                           4.67%        7.67%
5-year                          12.35%       12.35%
10-year                          9.21%        9.21%

There is no sales charge when you buy Fund shares. The Fund currently imposes a contingent deferred sales charge that declines from 4% to 1% if you redeem shares within four years of purchase. The one-year return reflects the deduction of the 3% contingent deferred sales charge for those investors who bought and sold Fund shares after one calendar year. Investors who retained their fund investment received the one-year return reported in the second column of the table.

The investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

  You may exchange your shares to another Keystone fund for a $10 fee by contacting Keystone directly. The exchange fee is waived for individual investors who make an exchange using Keystone's Automated Response Line
(KARL). The Fund reserves the right to change or terminate the exchange offer.

SCHEDULE OF INVESTMENTS--August 31, 1996
(Unaudited)

                                                Number         Market
                                               of Shares       Value
COMMON STOCKS (95.1%)

GOLD MINING (63.1%)
Cameco Corp.                                      40,000    $  1,996,055
Delta Gold NL (a)                              1,200,000       2,866,862
Euro-Nevada Mining Ltd.                          410,000      10,184,847
Getchell Gold Corp.                              154,700       6,768,125
Franco-Nevada Mining Corp. Ltd.                  235,000       7,898,005
Free State Consolidated Gold Mines Ltd. ADR      440,000       4,840,000
Goldcorp Inc.                                    700,000       6,833,062
Great Central Mountains                          580,000       1,789,415
Homestake Mining Co.                             255,000       4,207,500
Menzies Gold                                   1,000,000         450,914
Kinross Gold Corp. (a)                           700,000       5,512,500
Loraine Gold Mines Ltd. ADR (a)                  670,000       2,493,338
Newcrest Mining                                  654,572       2,376,778
Newmont Gold Co.                                 170,000       9,158,750
Newmont Mining Corp.                             155,000       8,195,625
North Flinders Mines                             900,000       5,980,540
Orion Resources (a)                            1,000,000       1,400,206
Orvana Minerals Corp. (a)                        337,100       2,056,539
Perilya Mines NL (a)                           3,500,000       2,270,390
Plutonic Resources NL                            950,000       4,772,170
Prime Resources Group Inc. (a)                   524,800       4,064,353
Ranger Minerals NL (a)                         1,050,000       3,364,053
Ross Mining NL                                 2,048,100       2,235,882
Santa Fe Pacific Gold Corp. (a)                  255,000       3,315,000
Sons of Gwalia Ltd.                              799,600       5,180,543
TVX Gold Inc. (a)                                185,300       1,505,563
Vaal Reefs Exploration & Mining Ltd. ADR         699,000       5,810,437
Vengold, Warrants                                429,000         188,062
Western Areas Gold Mining Ltd. ADR               317,056       4,279,681
Western Deep Levels Ltd. ADR                      75,000       2,779,687
-------------------------------------------------------------------------
                                                             124,774,882
-------------------------------------------------------------------------
METALS & MINING (32.0%)
Acacia Resources (a)                           2,899,200    $  6,421,770
Agnico Eagle Mines Ltd.                           80,000       1,396,946
Ashanti Goldfields Ltd.                          285,000       5,308,125

METALS & MINING (cont'd)
Barrick Gold                                     312,200    $  8,429,088
Bema Gold Corp.                                  100,000         767,151
Bre X Minerals Ltd.                               25,000         449,331
Canyon Resource Corp.                            400,000       1,150,000
DeBeers Centenary                                 50,000       1,557,104
DeBeers Consolidated Mines Ltd.                   45,200       1,401,200
Elandsrand Gold Mining Ltd. ADR                  300,000       1,831,710
Harmony Gold Mining (a)                          350,000       3,509,718
Middle Witwatersrand ADR                         250,000       3,008,326
Pioneer Group Inc.                               270,000       7,087,500
Randgold + Exploration                         1,429,666       9,621,373
Repadre Capital Corp. (a)                        200,000         986,337
Target Exploration                             1,790,000       5,783,844
Stillwater Mining Company (a)                    220,900       4,583,675
-------------------------------------------------------------------------
                                                              63,293,198
-------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost--$147,361,349)                                       188,068,080
-------------------------------------------------------------------------
                                                  Par
                                                 Value
-------------------------------------------------------------------------
FIXED INCOME (1.0%)

OTHER MINING & INDUSTRIAL (1.0%)
Target Exploration, 11.250%, 01/01/97
(Cost--$582,533) SA RAND    655,000                            2,043,454
-------------------------------------------------------------------------
                                                  Maturity
                                                   Value
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.1%)

REPURCHASE AGREEMENTS (3.1%)
Investments in repurchase agreements, in a
joint trading account purchased 8/30/96,
5.243%, maturing 9/3/96
(Cost--$6,133,000)(b)                         $6,136,524       6,133,000
-------------------------------------------------------------------------
TOTAL INVESTMENTS
(Cost--$154,076,882)                                         196,244,534
-------------------------------------------------------------------------

Keystone Precious Metals Holdings, Inc.

                                                           Market
                                                           Value
-------------------------------------------------------------------------
INVESTMENTS IN WHOLLY-OWNED UNCONSOLIDATED FOREIGN SUBSIDIARY (0.4%)
Precious Metals (Bermuda) Ltd.                         $    741,034
-------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (0.4%)                    799,938
-------------------------------------------------------------------------
NET ASSETS (100.0%)                                    $197,785,506
-------------------------------------------------------------------------

(a) Non-income-producing security.

(b) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at August 31, 1996.

SCHEDULE OF FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                          Net Unrealized
 Exchange                                            U.S. Value at         In Exchange     Appreciation/
   Date                                              August 31, 1996       for U.S. $     (Depreciation)
---------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange Contracts to Buy:
                                Contracts to Receive
---------------------------------------------------------------------------------------------------------
09/30/96       $  842,561     Australian Dollar          $664,233           $666,530          $2,297
09/30/96       $  382,219     Australian Dollar          $301,322           $302,364          $1,042
09/30/96       $1,188,460     Canadian Dollar            $868,757           $868,313          $ (444)
                                                                                              ------
Net Unrealized Appreciation/Depreciation on Forward Foreign Currency Exchange Contracts      ($2,895)
                                                                                              ======

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
(For a share outstanding throughout each period)

                                                                                        Year Ended
                                                                 --------------------------------------------------------
                                              Six Months Ended     Feb. 29,   Feb. 28,   Feb. 28,    Feb. 28,   Feb. 29,
                                            August 31, 1996 (a)    1996 (a)   1995 (a)   1994 (a)    1993 (a)   1992 (a)
-------------------------------------------------------------------------------------------------------------------------
                                                (Unaudited)
Net asset value beginning of period                 $26.35           $19.30     $25.09     $14.38      $15.37     $14.22
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                         (1.00)           (0.25)     (0.13)     (0.17)      (0.12)     (0.02)
Net gains (losses) on securities                      0.06             7.30      (5.54)     10.88       (0.76)      1.30
-------------------------------------------------------------------------------------------------------------------------
Total from investment operations                     (0.94)            7.05      (5.67)     10.71       (0.88)      1.28
-------------------------------------------------------------------------------------------------------------------------
Less distributions:
Dividends from net investment income                   -0-              -0-      (0.12)       -0-         -0-        -0-
Distributions in excess of net investment
 income                                                -0-              -0-        -0-        -0-       (0.11)     (0.13)
Distributions from realized capital gains              -0-              -0-        -0-        -0-         -0-        -0-
-------------------------------------------------------------------------------------------------------------------------
Total distributions                                   0.00             0.00      (0.12)      0.00       (0.11)     (0.13)
-------------------------------------------------------------------------------------------------------------------------
Net asset value end of period                       $25.41           $26.35     $19.30     $25.09      $14.38     $15.37
-------------------------------------------------------------------------------------------------------------------------
Total return (b)                                     (3.57%)          36.53%    (22.70%)    74.48%      (5.74%)     9.07%
Ratios/supplemental data
Ratios to average net assets:
Operating and Management expenses                     2.27%(c)(d)      2.28%      2.33%      2.34%       2.83%      2.70%
 Net investment income (loss)                        (1.00%) (d)      (1.08%)    (0.54%)    (0.75%)     (0.86%)    (0.14%)
 Portfolio turnover rate                                13%              39%        75%        73%         58%        53%
Average comissions rate paid                       $0.0206              N/A        N/A        N/A         N/A        N/A
-------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (thousands)             $197,786         $217,270   $171,193   $200,489    $114,364   $131,356
-------------------------------------------------------------------------------------------------------------------------

(a) Calculation based on average shares outstanding.

(b) Excluding applicable sales charges.

(c) "Ratio of operating and management expenses to average net assets" for the six months ended August 31, 1996 includes indirectly paid expenses. Excluding indirectly paid expenses for the six months ended August 31, 1996, the expense ratio would have been 2.25%.

(d) Annualized.

See Notes to Financial Statements.

Keystone Precious Metals Holdings, Inc.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996 (Unaudited)

-----------------------------------------------------------
Assets:
Investments at market value (identified
 cost--$154,076,882) (Note 1)                $196,244,534
Investment in wholly-owned unconsolidated
 foreign subsidiary, at fair value (Note 2)        741,034
-----------------------------------------------------------
 Total investments                             196,985,568
Cash                                                   930
Receivable for:
 Investments sold                                  997,076
 Fund shares sold                                1,369,205
 Interest and dividends                            640,886
Prepaid expenses                                    32,454
Other assets                                         3,677
-----------------------------------------------------------
  Total assets                                 200,029,796
-----------------------------------------------------------
Liabilities:
 Payable for:
  Investments purchased                          1,834,313
  Fund shares redeemed                             409,977
-----------------------------------------------------------
  Total liabilities                              2,244,290
-----------------------------------------------------------
Net assets                                    $197,785,506
-----------------------------------------------------------
Net assets represented by (Notes 1 and 3):
 Paid-in capital                              $149,244,422
 Accumulated distributions in excess of net
  investment income                             (1,081,854)
 Accumulated net realized gains (losses) on
  investment transactions                        7,454,952
 Net unrealized appreciation on investments
  and foreign currency                          42,167,986
-----------------------------------------------------------
Total net assets applicable to outstanding
 shares of beneficial interest ($25.41 a
 share on 7,783,006 shares outstanding)       $197,785,506
-----------------------------------------------------------

STATEMENT OF OPERATIONS
Six Months Ended August 31, 1996 (Unaudited)

---------------------------------------------------------------------------
Investment income (Note 1):
 Dividends (net of withholding taxes of
  $78,132)                                                    $  1,101,005
 Interest                                                          190,546
---------------------------------------------------------------------------
  Total investment income                                        1,291,551
---------------------------------------------------------------------------
Expenses (Notes 3 and 5):
  Management fee                                 $   703,002
  Transfer agent fees                                423,464
  Accounting, auditing and legal                      28,888
  Custodian fees                                      63,237
  Printing                                            15,019
  Directors' fees and expenses                         5,086
  Distribution Plan expenses                       1,035,317
  Registration fees                                   47,451
  State tax expense                                    9,590
  Insurance expense                                    2,244
  Miscellaneous expenses                               4,221
---------------------------------------------------------------------------
  Total expenses                                   2,337,519
  Less: Expenses paid indirectly (Note 7)            (16,459)
---------------------------------------------------------------------------
  Net expenses                                                   2,321,060
---------------------------------------------------------------------------
  Net investment loss                                           (1,029,509)
---------------------------------------------------------------------------
Equity in earnings of wholly-owned
 unconsolidated foreign subsidiary (Note 2)                          3,507
---------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
  investments and foreign currency related
  transactions (Note 4):
 Realized gain on:
  Investments                                      7,580,776
  Foreign currency related  transactions                 623
---------------------------------------------------------------------------
 Net realized gain on investments and foreign
  currency related transactions                                  7,581,399
 Unrealized appreciation on investments:
   Beginning of period                            53,551,832
   End of period                                  42,167,986
---------------------------------------------------------------------------
 Net change in unrealized appreciation or
  depreciation on investments:                                 (11,383,846)
---------------------------------------------------------------------------
 Net gain (loss) on investments and foreign
  currency related transactions                                 (3,802,447)
---------------------------------------------------------------------------
 Net decrease in net assets resulting from
  operations                                                  ($  4,828,449)
---------------------------------------------------------------------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                               Six Months Ended       Year Ended
                                                August 31, 1996    February 29, 1996
------------------------------------------------------------------------------------
Operations:                                       (Unaudited)
 Net investment loss                              $  (1,029,509)      $  (2,123,645)
 Equity in earnings of wholly-owned
  unconsolidated foreign subsidiary                       3,507              21,316
 Net realized gain on investments and foreign
  currency related transactions                       7,581,399          15,952,451
 Net change in unrealized appreciation
  (depreciation) on investments and foreign
  currency holdings                                 (11,383,846)         50,472,865
------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from operations                        (4,828,449)         64,322,987
------------------------------------------------------------------------------------
Capital share transactions (Note 3):
  Proceeds from shares sold                         303,287,043         376,204,823
  Payments for shares redeemed                     (317,943,461)       (394,450,262)
------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
    resulting from capital share  transactions      (14,656,418)        (18,245,439)
------------------------------------------------------------------------------------
   Total increase (decrease) in net assets          (19,484,867)         46,077,548
Net assets:
 Beginning of year                                  217,270,373         171,192,825
-----------------------------------------------------------------------------------
 End of year [including accumulated
  distributions in excess of net investment
  income as follows: August 1996--$1,081,854,
  February, 1995--$55,852] (Note 1)               $ 197,785,506       $ 217,270,373
-----------------------------------------------------------------------------------

See Notes to Financial Statements.

Keystone Precious Metals Holdings, Inc.

NOTES TO FINANCIAL STATEMENTS

(1.) Significant Accounting Policies

Keystone Precious Metals Holdings, Inc. (the "Fund") is a Delaware corporation for which Keystone Investment Management Company ("Keystone") is the Investment Adviser. Keystone is a wholly- owned subsidiary of Keystone Investments, Inc. ("KII"). The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end investment company.

  Since August 1, 1995, Harbor Capital Management Company, Inc. ("Harbor Capital") has served as consultant to Keystone with respect to the Fund. Pursuant to the terms of its consulting agreement, Harbor Capital provides Keystone with monthly reports, and advice regarding economic factors and trends in the precious metals sector.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"), which require management to make estimates and assumptions that affect amounts reported herein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Fund.

A. Valuation of Securities

  Investments, including American Depository Receipts ("ADR's"), are usually valued at the closing sales price, or, in the absence of sales and for over-the-counter securities, the mean of the bid and asked prices.

  Securities for which valuations are not available from an independent pricing service (including restricted securities) are valued at fair value as determined in good faith according to procedures established by the Board of Directors.

  Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value. Short-term securities with greater than 60 days to maturity are valued at market value.

B. Repurchase Agreements

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with certain other Keystone funds, may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or Federal Agency obligations.

  Securities pledged as collateral for repurchase agreements are held by the custodian on the Fund's behalf. The Fund monitors the adequacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement.

C. Foreign Currency

The books and records of the Fund are maintained in United States ("U.S.") dollars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, assets and liabilities at the daily rate of exchange; purchases and sales of investments, income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gain (loss) resulting from changes in foreign currency exchange rates is a component of net unrealized appreciation (depreciation) on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain (loss) on foreign currency transactions.

D. Futures Contracts

In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts.

  The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized upon closing the contract.

  Risks of entering into futures contracts include (i) the possibility of an illiquid market for the contract, (ii) the possibility that a change in value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

E. Forward Foreign Currency Exchange Contracts

The Fund may enter into forward foreign currency exchange contracts
("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabilities. Forward contracts are recorded at the forward rate and are marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain (loss) on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the statement of assets and liabilities.

F. Security Transactions and Investment Income

Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes amortization of discounts and premiums. Dividend income is recorded on the ex-dividend date.

G. Federal Income Taxes

The Fund has qualified and intends to qualify in the future as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Fund is relieved of any federal income tax liability by distributing all of its net taxable investment income and net taxable capital gains, if any, to its shareholders.The Fund also intends to avoid excise tax liability by making the required distributions under the Code. Accordingly, no provision for federal income tax is required.

H. Distributions

The Fund distributes net investment income if any on or about the 15th day of April and October each year and net capital gains, if any annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

  Income and capital gains distributions to shareholders are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment of the deferral

Keystone Precious Metals Holdings, Inc.


of losses and capital loss carryforwards for income tax purposes that have been recognized for financial statement purposes.

(2.) Investments in Foreign Subsidiary

Precious Metals (Bermuda) Ltd., the Fund's wholly-owned foreign subsidiary, was acquired in May 1975 and has as its primary objective the acquisition of precious metals. The Fund accounts for its investments in the subsidiary under the equity method of accounting. At August 31, 1996, the fair value of the Fund's investment in the foreign subsidiary was determined as follows:

Cash and cash equivalents   $752,570
Accrued expenses             (11,536)
-------------------------------------
                            $741,034
-------------------------------------

  During the six months ended August 31, 1996, the foreign subsidiary had no purchases or sales of precious metals. Investment activities of the foreign subsidiary resulted in gross investment income, general and administrative expenses, and net investment income of $9,072, $5,565 and $3,507, respectively. Management fees paid or accrued by the foreign subsidiary to Keystone totaled $2,105 for the six months ended August 31, 1996.

(3.) Capital Share Transactions

The Fund's Certificate of Incorporation authorizes the issuance of an unlimited number of shares of beneficial interest with par value of $1.00. Transactions in shares of the Fund were as follows:

                  Six months ended       Year ended
                   August 31, 1996    February 29, 1996
--------------------------------------------------------
Shares sold           11,828,417          16,257,907
Shares redeemed      (12,290,856)        (16,883,225)
--------------------------------------------------------
Net decrease            (462,439)           (625,318)
--------------------------------------------------------

(4.) Securities Transactions

Cost of purchases and proceeds from sales of investment securities, excluding short-term securities, for the six months ended August 31, 1996 were $25,004,127 and $42,547,581, respectively. As of February 29, 1996 the Fund had capital loss carryforwards of approximately $126,000 which expires in 2001.

(5.) Distribution Plan

The Fund bears some of the costs of selling its shares under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays its principal underwriter, Keystone Investment Distributors Company ("KIDC"), a wholly-owned subsidiary of Keystone, amounts which are calculated and paid daily.

  Under the Plan, the Fund pays a distribution fee amount, which may not exceed 1.00% of the Fund's average daily net assets. Of that amount, 0.75% is used to pay distribution expenses and 0.25% may be used to pay service fees.

  Contingent deferred sales charges paid by redeeming shareholders may be paid to KIDC. During the six months ended August 31, 1996, the Fund received
$4,270 in contingent deferred sales charges.

  The Plan may be terminated at any time by vote of the Independent Directors or by vote of a majority of the outstanding voting shares of the Fund. However, after the termination of the Plan, and subject to the discretion of the Independent Directors, payments to KIDC may continue as compensation for its services which had been earned while the Plan was in effect.

  KIDC intends, but is not obligated, to continue to pay distribution costs that exceed the current annual payments from the Fund. KIDC intends to seek full payment of such distribution costs from the Fund at such time in the future as, and to the extent that, payment thereof by the Fund would be within permitted limits.

  Total unpaid distribution costs at August 31, 1996 amounted to $12,915,209.

(6.) Investment Management Agreement and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement between Keystone and the Fund, Keystone provides investment advisory and management services to the Fund. In return Keystone is paid a management fee. The management fee paid by the Fund to Keystone is determined by applying percentage rates, which start at 0.75%, and decline, as net assets increase, to 0.50% per annum, to the average daily net assets of the Fund. Such fee is reduced by the amount of any investment advisory fee paid to Keystone by the Fund's subsidiary. Since August 1, 1995, Harbor Capital has served as a consultant to Keystone with respect to the Fund. For its services as consultant, Harbor Capital receives from Keystone a fee at the annual rate of 0.10% of the Fund's average daily net assets.

  During the six months ended August 31, 1996, the Fund paid or accrued $9,469 to Keystone for certain accounting services. During the same period, the Fund paid or accrued $423,464 to Keystone Investor Resource Center, Inc., a wholly-owned subsidiary of Keystone, for services rendered as the Fund's transfer and dividend disbursing agent.

  Certain officers and/or Directors of Keystone are also officers and/or Directors of the Fund. Officers of Keystone and affiliated Directors receive no compensation directly from the Fund.

(7.) Expense Offset Arrangement

The Fund has entered into an expense offset arrangement with its custodian. For the six months ended August 31, 1996, the Fund incurred total custody fees of $63,237 and received a credit of $16,459 pursuant to this expense offset arrangement, resulting in a net custody expense of $46,778. The assets deposited with the custodian under this expense offset arrangement could have been invested in income-producing assets.

8. Subsequent Event

On September 6, 1996, Keystone Investments, Inc. entered into an Agreement and Plan of Acquisition and Merger (the "Acquisition") with First Union Corporation and First Union National Bank of North Carolina ("First Union") whereby First Union would acquire all the assets and liabilities of Keystone Investments, Inc., in exchange for shares of First Union. Subject to the receipt of the required regulatory and shareholder approvals, the Acquisition is expected to take place in late December 1996.

[back cover]

                                    KEYSTONE
                                FAMILY OF FUNDS

                                   [diamond]

                              Balanced Fund (K-1)

                          Diversified Bond Fund (B-2)

                          Growth and Income Fund (S-1)

                          High Income Bond Fund (B-4)

                            International Fund Inc.

                                  Liquid Trust

                           Mid-Cap Growth Fund (S-3)

                         Precious Metals Holdings, Inc.

                            Quality Bond Fund (B-1)

                        Small Company Growth Fund (S-4)

                          Strategic Growth Fund (K-2)

                                 Tax Free Fund

This report was prepared primarily for the information of the Fund's shareholders. It is authorized for distribution if preceded or accompanied by the Fund's current prospectus. The prospectus contains important information about the Fund including fees and expenses. Read it carefully before you invest or send money. For a free prospectus on other Keystone funds, contact your financial adviser or call Keystone.

[Keystone logo] KEYSTONE
                I N V E S T M E N T S

                P.O. Box 2121
                Boston, Massachusetts 02106-2121

KPMH-R-10/96
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